Exhibit 10.2

PLACEMENT AGENCY AGREEMENT

FT Global Capital, Inc.

1688 Meridian Avenue, Suite 700

Miami Beach, FL 33139

September 29, 2026

Ladies and Gentlemen:

This letter (this “Agreement”) constitutes the agreement between E-Power Inc. (NASDAQ: EPOW), a Cayman Islands exempted company with limited liability (the “Company”) and FT Global Capital, Inc. (“FT Global” or the “Placement Agent”) pursuant to which FT Global shall serve as the exclusive placement agent for the Company, on a reasonable “best efforts” basis, in connection with the proposed offer and sale (the “Offering”) by the Company of its Securities (as defined Section 3 of this Agreement) (the “Services”). The Company expressly acknowledges and agrees that FT Global’s obligations hereunder are on a reasonable “best efforts” basis only and that the execution of this Agreement does not constitute a commitment by FT Global to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of FT Global with respect to securing any other financing on behalf of the Company.

1.	Appointment of FT Global as Exclusive Placement Agent.

On the basis of the representations, warranties, covenants and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Company hereby appoints the Placement Agent as its exclusive placement agent in connection with a distribution of its Securities (as defined below) to be offered and sold by the Company pursuant to a registration statement (the “Registration Statement”) filed under the Securities Act of 1933, as amended (the “Securities Act”), on Form F-3 (SEC File No. 333-297688), and the Placement Agent agrees to act as the Company’s exclusive placement agent. Pursuant to this appointment, the Placement Agent will solicit offers for the purchase of or attempt to place all or part of the Securities of the Company in the proposed Offering. Until the final closing or upon termination of this Agreement pursuant to Section 5 hereof, the Company shall not, without the prior written consent of the Placement Agent, solicit or accept offers to purchase the Securities other than through the Placement Agent. The Placement Agent will use its reasonable “best efforts” to solicit offers to purchase the Securities from the Company on the terms, and subject to the conditions, set forth in the Prospectus (as defined below). The Placement Agent shall use commercially reasonable efforts to assist the Company in obtaining performance by each Purchaser (as defined below) whose offer to purchase Securities has been solicited by the Placement Agent, but the Placement Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. The Company acknowledges that under no circumstances will the Placement Agent be obligated to underwrite or purchase any Securities for its own account and, in soliciting purchases of the Securities, the Placement Agent shall act solely as an agent of the Company. The Services provided pursuant to this Agreement shall be on an “agency” basis and not on a “principal” basis. Following the prior written consent of the Company, the Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Offering.

The Placement Agent will solicit offers for the purchase of the Securities in the Offering at such times and in such amounts as the Placement Agent deems advisable. The Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part. The Company and Placement Agent shall negotiate the timing and terms of the Offering and acknowledge that the Offering and the provision of the Services related to the Offering are subject to market conditions and the receipt of all required related clearances and approvals.

2.	Fees; Expenses; Other Arrangements.

A. Placement Agent’s Fee. As compensation for services rendered, the Company shall pay to the Placement Agent in cash by wire transfer in immediately available funds to an account or accounts designated by the Placement Agent an amount (the “Placement Fee”) equal to a percentage of the aggregate gross proceeds received by the Company from the sale of the Securities, at the closing of the Offering (the “Closing” and the date on which the Closing occurs, the “Closing Date”), which percentage shall be equal to seven percent (7.0%) of the total amount of capital received by the Company from the sale of its Securities during the term (as such term is defined in Section 6 hereof) of this Agreement. The Placement Agent may deduct from the net proceeds of the Offering payable to the Company on the Closing Date the Placement Fee set forth herein to be paid by the Company to the Placement Agent. In addition, the Company shall issue to the Placement Agent or its designee(s) at the Closing a warrant to purchase such number of Class A Ordinary Shares (as defined in Section 3) equal to five percent (5%) of the aggregate number of Offer Shares sold in this Offering and Pre-Funded Warrant Shares issuable upon exercise of the Pre-Funded Warrants at an exercise price of $3.60 per share, which warrant shall be exercisable in full or in part at any time beginning from the date of the Offering (the “Placement Agent Warrant” and together with the Class A Ordinary Shares (each as defined in Section 3) underlying the Placement Agent Warrant, the “Placement Agent Securities”). The Placement Fee together with the Placement Expenses (as defined below) shall be paid no later than one (1) business day following the closing of the Offering to the Placement Agent by the Company due the Closing Date in accordance with the wire payment instructions to be provided by the Placement Agent. The term of the Placement Agent Warrant shall not exceed three (3) years from the commencement of sales in the Offering and shall contain only (i) the customary anti-dilution adjustments for stock splits, stock dividends, reorganizations and similar events (and shall not contain any price-based or weighted-average anti-dilution protection), (ii) customary piggyback rights, subject to FINRA Rule 5110(g)(8). The Placement Agent hereby agrees that the holder of the Placement Agent Warrant will not sell, transfer, assign, pledge or hypothecate the Placement Agent Securities, nor shall any Placement Agent Securities be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the Placement Agent Securities for a period of one hundred eighty (180) days beginning on the date of the commencement of sales in the Offering in accordance with Financial Industry Regulatory Authority, Inc. (“FINRA”) Rule 5110(e)(1), except as provided for in FINRA Rule 5110(e)(2).

B. Offering Expenses. The Company will be responsible for and will pay all expenses relating to the Offering, including, without limitation, (a) all filing fees and expenses relating to the registration of the Securities with the Commission; (b) all FINRA filing fees; (c) all fees and expenses relating to the listing of the Class A Ordinary Shares (as defined below) on the Nasdaq Capital Market (the “Exchange”); (d) the costs of all mailing and printing of the documents related to the Offering; (e) transfer and/or stamp taxes, if any, payable upon the transfer of Securities from the Company to Investors; (f) the fees and expenses of the Company’s accountants; (g) FT Global’s non-accountable expense allowance not to exceed $20,000; and (h) legal fees of FT Global’s counsel actually incurred not to exceed $20,000 (the “Placement Expenses”). The Placement Agent may deduct from the net proceeds of the Offering payable to the Company on the Closing Date the expenses set forth herein to be paid by the Company to the Placement Agent. Notwithstanding the foregoing, in the event that the Placement is not consummated for any reason whatsoever within the time specified herein or any extensions thereof pursuant to the terms herein, the Company shall be obligated to reimburse the Placement Agent the Placement Expenses referenced in this section actually incurred and documbented, as invoiced by the Placement Agent within five (5) business days of the end of the Term or termination of the Placement, whichever is earlier; provided that such reimbursement shall not exceed US$40,000 in the aggregate, inclusive of the Placement Agent’s legal fees. Notwithstanding anything to the contrary in the engagement letter with FT Global Capital, Inc. dated June 25, 2026 (the “Engagement Letter”), the Placement Expenses and the terms of the Placement Agent Warrant set forth herein shall apply solely to this Offering and shall supersede the corresponding provisions of the Engagement Letter solely with respect to this Offering.

C. Tail Financing. The Placement Agent shall be entitled to a Placement Agent Fee calculated in the manner provided in Section 1(A), with respect to any public or private offering of securities or other financing or capital-raising transaction of any kind (the “Tail Financing”) to the extent that such Tail Financing is provided, directly or indirectly, to the Company or its affiliates by any persons or entities (including any entities under common management or having a common investment advisor) that the Placement Agent has contacted on behalf of the Company regarding a potential Placement with the Company during the Term of this Agreement or persons or entities that the Placement Agent had “wall-crossed” during the Term of this Agreement, if such Tail Financing is consummated at any time within the nine (9)-month period following the termination or expiration of this Agreement (the “Tail Period”). No later than ten (10) business days after termination or expiration of this Agreement, the Placement Agent will provide by electronic mail a written list of such persons or entities that the Placement Agent had contacted on behalf of the Company or “wall-crossed” during the Term of this Agreement, which list shall be deemed to include include entities under common management or having a common investment advisor with the entities included on such list, provided, however, that the number of such entities shall not exceed twenty (20) such persons or entities.

D. Right of First Refusal. The Company agrees that the Placement Agent shall have a right of first refusal for a period of six (6) months from the expiration of this Agreement to act as co-lead placement agent with no less than fifty-five percent (55%) of the economics, for any public equity, equity-linked or debt (excluding commercial bank debt, at-the-market offerings, shares issued as consideration in any merger, acquisition, joint venture or strategic transaction, and employee equity compensation plans, and any issuances to existing strategic investors not involving a placement agent) offerings, whether with or without or through an underwriter, placement agent or broker-dealer and whether pursuant to registration under the Securities Act or otherwise, during such six (6) month period of the Company. For the avoidance of doubt, such right of first refusal shall not apply to any private equity transactions, including any private placements conducted directly by the Company, without an underwriter, placement agent or broker-dealer. The Company will provide written notice to the Placement Agent of any proposed financing covered by this right of first refusal. If the Placement Agent fails to accept such offer within ten (10) business days after the provision of a notice containing the material terms of the proposed financing proposal, then the Placement Agent shall have no further claim or right with respect to the financing proposal contained in such notice. If, however, the terms of such financing proposal are subsequently modified in any material respect that is materially less favorable to the Company, the right referred to herein shall apply to such modified proposal as if the original proposal had not been made. If the Placement Agent decides to accept any such engagement, the agreement governing such engagement will contain, among other things, provisions for reasonable and customary fees for transactions of similar size and nature at the time of the proposed financing, to be negotiated in good faith between the parties. The Placement Agent’s failure to exercise its preferential right with respect to any particular proposal shall not affect its preferential rights relative to future proposals. The parties to this Agreement acknowledge and affirm the foregoing right of first refusal of the Placement Agent as agreed upon in the Engagement Agreement dated as of June 25, 2026 by and between the Company and the Placement Agent and as reaffirmed herein.

E. The Services provided by the Placement Agent hereunder are solely for the benefit of the Company and are not intended to confer any rights upon any persons or entities not a party hereto (including, without limitation, securityholders, employees or creditors of the Company) as against the Placement Agent or its directors, officers, agents and employees.

3.	Description of the Offering.

The Securities to be offered directly to various investors (each, an “Investor” or “Purchaser” and, collectively, the “Investors” or the “Purchasers”) pursuant to the Securities Purchase Agreement dated on or about the date hereof between the Company and the Investors (the “Securities Purchase Agreement”) shall consist of (i) up to 229,097 Class A ordinary shares, par value $0.0025 per share (“Offer Shares”), at a purchase price of $3.60 per share (the “Purchase Price”), and (ii) 292,393 pre-funded warrants to purchase Class A Ordinary Shares (the “Warrants”) at a purchase price of $3.5904 per Warrant, with a remaining exercise price of $0.0096 per Class A Ordinary Share. The Offer Shares and the Warrant Shares are collectively referred to herein as the “Class A Ordinary Shares,” and the Class A Ordinary Shares and the Warrants are collectively referred to herein as the “Securities.” If the Company shall default in its obligations to deliver Securities to a Purchaser whose offer it has accepted and who has tendered payment, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim, damage or expense arising from or as a result of such default by the Company under this Agreement.

4.	Delivery and Payment; Closing.

Settlement of the Securities purchased by an Investor shall be made as set forth in the Securities Purchase Agreement. On the Closing Date, the Securities to which the Closing relates shall be delivered through such means as the parties to the Securities Purchase Agreement may hereafter agree. The Securities shall be registered in such name or names and in such authorized denominations as set forth in the Securities Purchase Agreement. The term “Business Day” means any day other than a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law to close in New York, New York.

5.	Term and Termination of Agreement.

The term of this Agreement will commence upon the execution of this Agreement and will terminate on the tenth (10) Business Day after the execution of this Agreement. Notwithstanding anything to the contrary contained herein, any provision in this Agreement concerning or relating to confidentiality, indemnification, contribution, advancement, the Company’s representations and warranties and the Company’s obligations to pay fees, including without limitation as set forth in Sections 2 above, and reimburse expenses will survive any expiration or termination of this Agreement. If any condition specified in Section 8 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to a Closing Date, which termination shall be without liability on the part of any party to any other party, except that those portions of this Agreement specified in Section 19 shall at all times be effective and shall survive such termination. Furthermore, the parties agree that the Engagement Agreement between the Company and the Placement Agent, shall continue to be effective and the terms therein shall continue to survive and be enforceable by the Placement Agent in accordance with its terms notwithstanding the termination of this Agreement in accordance of this Section.

6.	Permitted Acts.

Nothing in this Agreement shall be construed to limit the ability of the Placement Agent, its officers, directors, employees, agents, associated persons and any individual or entity “controlling,” “controlled by,” or “under common control” with the Placement Agent (as those terms are defined in Rule 405 under the Securities Act) to conduct its business including without limitation the ability to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

7.	Representations, Warranties and Covenants

1) Representations, Warranties and Covenants of the Company.

As of the date and time of the execution of this Agreement, the Closing Date and the Initial Sale Time (as defined herein), the Company (i) makes such representations and warranties to the Placement Agent as the Company makes to the Investors pursuant to the Securities Purchase Agreement, and (ii) further represents, warrants and covenants to the Placement Agent, other than as disclosed in Prospectus (as defined below) or in any of its filings with the Securities and Exchange Commission (the “Commission”) that are incorporated by reference into the Registration Statement (as defined below), that:

A. Registration Matters.

i. The Company has filed with the Commission a registration statement on F-3 (SEC File No. 333-297688), as amended, including a related prospectus, for the registration of the Securities under the Securities Act and the rules and regulations thereunder, which registration statement was declared effective on July 30, 2026 (the “Securities Act Regulations”). The registration statement has been declared effective under the Securities Act by the Commission. The “Registration Statement,” as of any time, means such registration statement as amended by any post-effective amendments thereto at such time, including the exhibits and any schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B (“Rule 430B”). Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The prospectus set forth in the Registration Statement in the form first used to confirm sales of the Securities (or in the form first made available to the Placement Agent by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus” and the term “Preliminary Prospectus” means any preliminary form of the Prospectus, specifically related to the Securities filed with the Commission by the Company with the consent of the Placement Agent.

ii. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to include all such financial statements and schedules and other information incorporated or deemed incorporated by reference in the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be, prior to the execution and delivery of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder (the “Exchange Act Regulations”), incorporated or deemed to be incorporated by reference in the Registration Statement, such Preliminary Prospectus or the Prospectus, as the case may be, at or after the execution and delivery of this Agreement.

iii. The term “Disclosure Package” means (i) the Preliminary Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein), (ii) the Issuer Free Writing Prospectuses (as defined below), if any, identified in Schedule I hereto, and (iii) any current reports (the “SEC Reports”) filed with the Commission that are incorporated into the Propsectus by reference.

iv. The term “Issuer Free Writing Prospectus” means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act Regulations. The term “Free Writing Prospectus” means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations.

v. Any Preliminary Prospectus when filed with the Commission, and the Registration Statement as of each effective date and as of the date hereof, complied or will comply, and the Prospectus and any further amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, comply, in all material respects, with the requirements of the Securities Act and the Securities Act Regulations; and the documents incorporated by reference in the Registration Statement, any Preliminary Prospectus or the Prospectus complied, and any further documents so incorporated will comply, when filed with the Commission, in all material respects, with the requirements of the Exchange Act and Exchange Act Regulations.

vi. The offer and sale of the Securities have been registered under the Securities Act. The Securities will be issued pursuant to the Registration Statement and will be freely transferable and freely tradable by each of the Investors without restriction, unless otherwise restricted by applicable law or regulation. The Company is eligible to use Form F-3 under the Securities Act.

B. Stock Exchange Listing. The Class A Ordinary Shares are approved for listing on the Exchange and the Company has taken no action designed to, or likely to have the effect of, delisting the Class A Ordinary Shares from the Exchange, nor has the Company received any notification that the Exchange is contemplating terminating such listing, except as disclosed in the SEC Reports.

C. No Stop Orders, etc. Neither the Commission nor, to the Company’s knowledge, any state regulatory authority has issued any order preventing or suspending the use of the Registration Statement, any Preliminary Prospectus or the Prospectus or has instituted or, to the Company’s knowledge, threatened to institute, any proceedings with respect to such an order. The Company has complied with each request (if any) from the Commission for additional information.

D. Disclosures in Registration Statement.

i.	Compliance with Securities Act and 10b-5 Representation.

(a) Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. The Preliminary Prospectus and the Prospectus, at the time each was or will be filed with the Commission, complied or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations. The Preliminary Prospectus delivered to the Placement Agent for use in connection with this Offering and the Prospectus was or will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(b) None of the Registration Statement, any amendment thereto, or the Preliminary Prospectus, as of 5:30 p.m. (Eastern time) on the date hereof (the “Initial Sale Time”), and at the Closing Date, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Placement Agent by the Placement Agent expressly for use in the Registration Statement or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of the Placement Agent consists solely of the following disclosure contained in the “Plan of Distribution” section of the Prospectus: (i) the name of the Placement Agent, and (ii) the information regarding its fees and expenses (the “Placement Agent’s Information”).

(c) The Disclosure Package, as of the Initial Sale Time and at the Closing Date, did not, does not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus does not conflict with the information contained in the Registration Statement, any Preliminary Prospectus, or the Prospectus, and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Preliminary Prospectus as of the Initial Sale Time, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Placement Agent by the Placement Agent expressly for use in the Registration Statement, the Preliminary Prospectus or the Prospectus or any amendment thereof or supplement thereto. The parties acknowledge and agree that such information provided by or on behalf of any Placement Agent consists solely of the Placement Agent’s Information; and

(d) Neither the Prospectus nor any amendment or supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), or at the Closing Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to the Placement Agent’s Information.

ii. Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Disclosure Package and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and (i) that is referred to in the Registration Statement, the Disclosure Package and the Prospectus, and (ii) is material to the Company’s business, has been duly authorized and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder, except as disclosed in the Registration Statement, the Disclosure Package and the Prospectus. To the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

iii. Changes After Dates in Registration Statement.

(a) No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, except as otherwise specifically stated therein: (i) there has been no material adverse change in the financial position or results of operations of the Company, nor any change or development that, singularly or in the aggregate, would involve a material adverse change, in or affecting the condition (financial or otherwise), results of operations, business, assets or prospects of the Company (a “Material Adverse Change”); (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement; and (iii) no officer or director of the Company has resigned from any position with the Company.

(b) Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement, the Disclosure Package and the Prospectus, and except as may otherwise be indicated or contemplated herein or disclosed in the Registration Statement, the Disclosure Package and the Prospectus, the Company has not: (i) issued any securities (other than (i) grants under any share compensation plan and (ii) Ordinary Shares issued upon the exercise or conversion of option, warrants or convertible securities described in the Registration Statement, the Disclosure Package and the Prospectus) or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its share capital.

E. Transactions Affecting Disclosure to FINRA.

i. Finder’s Fees. There are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any executive officer or director of the Company with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its shareholders.

ii. Payments Within Twelve (12) Months. The Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) any FINRA member; or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve (12) months prior to the date hereof, other than the payment to the Placement Agent as provided hereunder in connection with the Offering.

iii. Use of Proceeds. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein.

iv. FINRA Affiliation. There is no (i) officer or director of the Company, (ii) to the Company’s knowledge, beneficial owner of 10% or more of any class of the Company’s securities or (iii) to the Company’s knowledge, beneficial owner of the Company’s unregistered equity securities which were acquired during the 180-day period immediately preceding the submission of the confidential Registration Statement that is an affiliate or associated person of a FINRA member participating in the Offering (as determined in accordance with the rules and regulations of FINRA).

F. Integration. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act that would require the registration of any such securities under the Securities Act.

G. Restriction on Sales of Shares. The Company, on behalf of itself and any successor entity, agrees that it will not, for a period of sixty (60) days after the Closing Date (the “Lock-Up Period”), without the prior written consent of the Placement Agent (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of the Company or any securities convertible into or exercisable or exchangeable for shares of share capital of the Company; (ii) file or cause to be filed any registration statement with the Commission relating to the offering of any shares of share capital of the Company or any securities convertible into or exercisable or exchangeable for shares of share capital of the Company, other than pursuant to a registration statement on Form S-8 for employee benefit plans or amendment(s) thereto. The restrictions contained in this section shall not apply to (i) the issuance by the Company of shares upon the exercise of stock options, warrants or the conversion of a security, in each case, that are outstanding on the date hereof or issued in the Offering, provided that such securities have not been amended since the date hereof to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with share splits or combinations) or to extend the term of such securities; (ii) the grant by the Company of stock options or other share-based awards, or the issuance of shares of capital stock of the Company under any stock compensation plan of the Company in effect on the date hereof; and (iii) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144 under the Securities Act) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the Lock-Up Period, and provided that any such issuance shall only be to a person (or to the equityholders of a person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business that is synergistic with the current business of the Company at such time and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

H. Lock-Up Agreements. The Company has caused each of its officers, directors and has used commercially reasonable efforts to cause each beneficial owner of 5% or more of any class of the Company’s securities to deliver to the Placement Agent an executed Lock-Up Agreement, in the form attached as Exhibit A hereto (the “Lock-Up Agreement”) for a period of sixty (60) days from the signing of this Agreement.

I. Variable Rate Transactions. From the date hereof until sixty (60) days after the Closing Date, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its subsidiaries of Class A Ordinary Shares or Class A Ordinary Share Equivalents (or combination of unites thereof) involving a Variable Rate Transaction. For the purpose of this Agreement, “Variable Rate Transaction” shall mean a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or excisable for, or include the right to receive additional Class A Ordinary Shares either (A) at a conversion price, excise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the Class A Ordinary Shares at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, excise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Class A Ordinary Shares or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, any equity line of credit, whereby the Company may issue securities at a future determined price. The Placement Agent shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in additional to any right to collect damages.

2) Representations, Warranties and Covenants of the Placement Agent.

The Placement Agent represents and warrants to the Company that: (i) it will comply with all applicable federal and state laws regarding trading in securities of the Company; (ii) it will not disclose any material non-public information of the Company without the prior written consent of the Company; and (iii) it is a registered broker-dealer in good standing with the relevant regulatory agencies. The Placement Agent further represents, warrants and covenants that: (iv) it has, and will maintain throughout the Term, all licenses, registrations, memberships and approvals (including, without limitation, FINRA membership and registration as a broker-dealer with the Commission and applicable state securities regulators) necessary to perform its obligations hereunder, and shall promptly notify the Company in writing of any actual, threatened or pending action that could result in the suspension, revocation or material limitation of any such license, registration, membership or approval; (v) it has the financial resources, personnel, investor relationships and capabilities reasonably necessary to perform its obligations under this Agreement; (vi) neither it nor any of its officers, directors, employees, agents, affiliates or controlling persons will, in connection with the Offering, make any representation, warranty or statement concerning the Company, the Securities or the Offering that has not been authorized in writing by the Company or that is not contained in the Registration Statement, the Prospectus or any other offering or transaction document approved in writing by the Company, as applicable; (vii) it will perform its services hereunder in accordance with all applicable laws, rules and regulations, including the rules of FINRA, and in a professional manner consistent with industry standards for placement agents in similar transactions; (viii) it will not engage in any market manipulation, “naked” short selling or other prohibited trading activity in the Securities or the Class A Ordinary Shares; and (ix) it will make all applicable FINRA filings required by any applicable rule or regulation with respect to the Offering, at its own expense and without delay.

8.	Conditions of the Obligations of the Placement Agent.

The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 7 hereof, in each case as of the date hereof and as of the Closing Date as though then made, to the timely performance by each of the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

A. Regulatory Matters.

i. Effectiveness of Registration Statement; Rule 424 Information. The Registration Statement is effective on the date of this Agreement, and, on the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated by the Commission. The Company has complied with each request (if any) from the Commission for additional information. All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Date shall have been made within the applicable time period prescribed for such filing by Rule 424.

ii. Listing of Additional Shares. On or before the Closing Date, the Company shall have filed a notice with the Exchange with respect to the Company’s additional listing of the Class A Ordinary Shares sold in the Offering.

B. Company Counsel Matters. On the Closing Date, the Placement Agent shall have received the favorable opinion of Hunter Taubman Fischer &Li LLC, the Company’s securities legal counsel, and the favorable opinion Ogier, the Cayman Islands counsel to the Company, all reasonably satisfactory to the Placement Agent, in each case dated the Closing Date and addressed to the Placement Agent, and in each case substantially in form and substance reasonably satisfactory to the Placement Agent.

C. CFO Certificate. The Placement Agent shall have received a certificate signed by the Company’s Chief Financial Officer dated as of each of the date of this Agreement and the Closing Date, each in form and substance reasonably satisfactory to the Placement Agent, containing statements with respect to the Company’s financial statements and certain financial information contained in the Registration Statement and Prospectus.

D. Officers’ Certificate. On the Closing Date, the Placement Agent shall have received a certificate of the chief executive officer and chief financial officer of the Company, dated the Closing Date, to the effect that, (i) such officers have carefully examined the Registration Statement, the Disclosure Package, any Issuer Free Writing Prospectus and the Prospectus and, in their opinion, the Registration Statement and each amendment thereto, as of the Initial Sale Time and through the Closing Date did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and the Disclosure Package, as of the Initial Sale Time through the Closing Date, any Issuer Free Writing Prospectus as of its date and as of the Closing Date, the Prospectus and each amendment or supplement thereto, as of the respective date thereof and as of the Closing Date, did not include any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading; and (ii) as of the Closing Date the representations and warranties of the Company contained herein and in the Securities Purchase Agreement were and are accurate in all material respects, and that the obligations to be performed by the Company hereunder have been fully performed in all material respects.

E. Secretary’s Certificate. On the Closing Date, the Placement Agent shall have received from the Company a certificate of the corporate secretary of the Company, dated the Closing Date, certifying to the organizational documents of the Company, good standing in the jurisdiction of formation of the Company and board resolutions authorizing the Offering of the Securities.

F. Intentionally omitted.

G. No Material Changes. Prior to and on the Closing Date: (i) there shall have been no Material Adverse Change or development involving a prospective Material Adverse Change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Disclosure Package and the Prospectus; (ii) no action, suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any affiliates of the Company before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement, the Disclosure Package and the Prospectus; (iii) no stop order shall have been issued under the Securities Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Disclosure Package and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations and shall conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, and neither the Registration Statement, the Disclosure Package nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

H. Delivery of Agreements.

I. Lock-Up Agreements. On or before the Closing Date, the Company shall have delivered to the Placement Agent executed copies of the Lock-Up Agreement from each of the Company’s officers, directors, GMB RESOURCE SERVICES CO., LTD, GMB WISDOM SHARING PLATFORM CO., LTD, and E-POWER INVESTMENT.

J. Additional Documents. At the Closing Date, Placement Agent’s counsel shall have been furnished with such documents and opinions as they may reasonably require in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Placement Agent and Placement Agent’s counsel.

9.	Indemnification and Contribution; Procedures.

A. Indemnification of the Placement Agent. The Company agrees to indemnify and hold harmless the Placement Agent, its affiliates and each person controlling such Placement Agent (within the meaning of Section 15 of the Securities Act), and the directors, officers, agents and employees of the Placement Agent, its affiliates and each such controlling person (the Placement Agent, and each such entity or person hereafter is referred to as an “Indemnified Person”) from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of counsel for the Indemnified Persons, except as otherwise expressly provided in this Agreement) (collectively, the “Expenses”) and agrees to advance payment of such Expenses as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any actions, whether or not any Indemnified Person is a party thereto, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statement, the Disclosure Package, the Preliminary Prospectus, the Prospectus or in any Issuer Free Writing Prospectus (as from time to time each may be amended and supplemented); (ii) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically); or (iii) any application or other document or written communication (in this Section 9, collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, any national securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, the Placement Agent’s information. The Company also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with such Indemnified Person’s enforcement of his or its rights under this Agreement. Each Indemnified Person is an intended third party beneficiary with the same rights to enforce the indemnification that each Indemnified Person would have if he was a party to this Agreement.

B. Procedure. Upon receipt by an Indemnified Person of actual notice of an action against such Indemnified Person with respect to which indemnity may reasonably be expected to be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any obligation or liability which the Company may have on account of this Section 9 or otherwise to such Indemnified Person, except to the extent (and only to the extent) that its ability to assume the defense of any such action (as contemplated in the next sentence) is actually impaired by such failure or delay. The Company shall, if requested by the Placement Agent, assume the defense of any such action (including the employment of counsel reasonably satisfactory to the Placement Agent). Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ counsel for the benefit of the Placement Agent and the other Indemnified Persons or (ii) such Indemnified Person shall have been advised that in the opinion of counsel that there is an actual or potential conflict of interest that prevents (or makes it imprudent for) the counsel engaged by the Company for the purpose of representing the Indemnified Person, to represent both such Indemnified Person and any other person represented or proposed to be represented by such counsel, it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (together with local counsel), representing the Placement Agent and all Indemnified Persons who are parties to such action. The Company shall not be liable for any settlement of any action effected without its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the Placement Agent, settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which advancement, reimbursement, indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Indemnified Person, acceptable to such Indemnified Party, from all Liabilities arising out of such action for which indemnification or contribution may be sought hereunder and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Person. The advancement, reimbursement, indemnification and contribution obligations of the Company required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as every Liability and Expense is incurred and is due and payable, and in such amounts as fully satisfy each and every Liability and Expense as it is incurred (and in no event later than 30 days following the date of any invoice therefor). Notwithstanding anything to the contrary herein, the Company’s aggregate liability hereunder (including, without limitation, any advancement of expenses) shall not exceed the greater of (x) three (3) times the aggregate Placement Agent Fees actually received by it, or (y) US$3,000,000; provided that such cap shall not apply to liabilities arising from any willful misconduct or fraud by the Company.

C. Indemnification of the Company. The Placement Agent agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all Liabilities, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Disclosure Package or Prospectus or any amendment or supplement thereto, in reliance upon, and in strict conformity with, the Placement Agent’s Information. In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement, the Disclosure Package or Prospectus or any amendment or supplement thereto, and in respect of which indemnity may be sought against the Placement Agent, the Placement Agent shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the Placement Agent by the provisions of Section 9.B. The Company agrees promptly to notify the Placement Agent of the commencement of any litigation or proceedings against the Company or any of its officers, directors or any person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in connection with the issuance and sale of the Securities or in connection with the Registration Statement, the Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, provided, that failure by the Company so to notify the Placement Agent shall not relieve the Placement Agent from any obligation or liability which the Placement Agent may have on account of this Section 9.C. or otherwise to the Company, except to the extent the Placement Agent is materially prejudiced as a proximate result of such failure.

D. Contribution. In the event that a court of competent jurisdiction makes a finding that indemnity is unavailable to any indemnified person, then each indemnifying party shall contribute to the Liabilities and Expenses paid or payable by such indemnified person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to the Placement Agent and any other Indemnified Person, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and the Placement Agent and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of commissions actually received by the Placement Agent pursuant to this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Placement Agent on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this subsection (D) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (D). For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to the Placement Agent on the other hand, of the matters contemplated by this Agreement shall be deemed to be in the same proportion as: (a) the total value received by the Company in the Offering, whether or not such Offering is consummated, bears to (b) the commissions paid to the Placement Agent under this Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

E. Limitation. The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions, except to the extent that a court of competent jurisdiction has made a finding that Liabilities (and related Expenses) of the Company have resulted primarily from such Indemnified Person’s bad faith, fraud, gross negligence or willful misconduct in connection with any such advice, actions, inactions or services.

F. Survival. The advancement, reimbursement, indemnity and contribution obligations set forth in this Section 9 shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person’s services under or in connection with, this Agreement. Each Indemnified Person is an intended third-party beneficiary of this Section 9, and has the right to enforce the provisions of Section 9 as if he/she/it was a party to this Agreement.

10.	Limitation of FT Global’s Liability to the Company.

FT Global and the Company further agree that neither FT Global nor any of its affiliates or any of their respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), employees or agents shall have any liability to the Company, its security holders or creditors, or any person asserting claims on behalf of or in the right of the Company (whether direct or indirect, in contract or tort, for an act of negligence or otherwise) for any losses, fees, damages, liabilities, costs, expenses or equitable relief arising out of or relating to this Agreement or the Services rendered hereunder, except for losses, fees, damages, liabilities, costs or expenses that arise out of or are based on any action of or failure to act by FT Global and that are finally judicially determined to have resulted solely from the bad faith, fraud, gross negligence or willful misconduct of FT Global.

11.	Limitation of Engagement to the Company.

The Company acknowledges that FT Global has been retained only by the Company, that FT Global is providing services hereunder as an independent contractor (and not in any fiduciary or agency capacity) and that the Company’s engagement of FT Global is not deemed to be on behalf of, and is not intended to confer rights upon, any shareholder, owner or partner of the Company or any other person not a party hereto as against FT Global or any of its affiliates, or any of its or their respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), employees or agents. Unless otherwise expressly agreed in writing by FT Global, no one other than the Company is authorized to rely upon any statement or conduct of FT Global in connection with this Agreement. The Company acknowledges that any recommendation or advice, written or oral, given by FT Global to the Company in connection with FT Global’s engagement is intended solely for the benefit and use of the Company’s management and directors in considering a possible Offering, and any such recommendation or advice is not on behalf of, and shall not confer any rights or remedies upon, any other person or be used or relied upon for any other purpose. FT Global shall not have the authority to make any commitment binding on the Company. The Company, in its sole discretion, shall have the right to reject any investor introduced to it by FT Global. If any purchase agreement and/or related transaction documents are entered into between the Company and the investors in the Offering, FT Global will be entitled to rely on the representations, warranties, agreements and covenants of the Company contained in any such purchase agreement and related transaction documents as if such representations, warranties, agreements and covenants were made directly to FT Global by the Company.

12.	Amendments and Waivers.

No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver be deemed or constitute a continuing waiver unless otherwise expressly provided.

13.	Confidentiality.

In the event of the consummation or public announcement of any Offering, FT Global shall have the right to disclose its participation in such Offering, including, without limitation, the placement at its cost of “tombstone” advertisements in financial and other newspapers and journals. FT Global agrees not to use any confidential information concerning the Company provided to FT Global by the Company for any purposes other than those contemplated under this Agreement.

14.	Headings.

The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

15.	Counterparts.

This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument. The words “execution,” “signed” and “signature” and words of like import in this Agreement and all documents relating thereto, shall (to the extent permissible under governing documents) include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including, without limitation, the Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law.

16.	Severability.

The invalidity, illegality or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity, legality or enforceability of any other section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid, illegal or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

17.	Use of Information.

The Company will furnish FT Global such written information as FT Global reasonably requests in connection with the performance of its services hereunder. The Company understands, acknowledges and agrees that, in performing its services hereunder, FT Global will use and rely entirely upon such information as well as publicly available information regarding the Company and other potential parties to an Offering and that FT Global does not assume responsibility for independent verification of the accuracy or completeness of any information, whether publicly available or otherwise furnished to it, concerning the Company or otherwise relevant to an Offering, including, without limitation, any financial information, forecasts or projections considered by FT Global in connection with the provision of its services.

18.	Absence of Fiduciary Relationship.

The Company acknowledges and agrees that: (a) the Placement Agent has been retained solely to act as Placement Agent in connection with the sale of the Securities and that no fiduciary, advisory or agency relationship between the Company and the Placement Agent has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Placement Agent has advised or is advising the Company on other matters; (b) the Purchase Price and other terms of the Securities set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Investors and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Placement Agent and its affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Company and that the Placement Agent has no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and (d) it has been advised that the Placement Agent is acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Placement Agent, and not on behalf of the Company and that the Placement Agent may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the Offering.

19.	Survival of Indemnities, Representations, Warranties, Etc.

The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and Placement Agent, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, the Purchasers or any person controlling any of them and shall survive delivery of and payment for the Securities. Notwithstanding any termination of this Agreement, including without limitation any termination pursuant to Section 5, the payment, reimbursement, indemnity, contribution, advancement and limitation of liability agreements contained in Sections 2, 3, 9, 10, and 11, and the Company’s and Placement Agent’s covenants, representations, and warranties set forth in this Agreement, shall not terminate and shall remain in full force and effect at all times. The indemnity and contribution provisions contained in Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any of the Placement Agent, any person who controls the Placement Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or any affiliate of the Placement Agent, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and (iii) the issuance and delivery of the Securities.

20.	Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be fully performed therein, without regard to its choice of law provisions. Any disputes that arise under this Agreement, even after the termination of this Agreement, will be heard only in the state or federal courts located in the City and County of New York, Borough of Manhattan. The parties hereto expressly agree to submit themselves to the jurisdiction of the foregoing courts in the City and County of New York, Borough of Manhattan. The parties hereto expressly waive any rights they may have to contest the jurisdiction, venue or authority of any court sitting in the City and County of New York, Borough of Manhattan. The Company hereby appoints Cogency Global Inc., as its authorized agent (the “Authorized Agent”) upon whom process may be served in any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated herein. The Company hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company.

21.	Notices.

All communications hereunder shall be in writing and shall be mailed or hand delivered and confirmed to the parties hereto as follows:

If to the Company:

E-Power Inc.

Room 703, West Zone, R&D Building

Zibo Science and Technology Industrial Entrepreneurship Park

69 Sanying Road, Zhangdian District, Zibo City, Shandong Province, PRC

Attention: Haiping Hu, Chairman and Chief Executive Officer

With a copy to, which shall not constitute notice:

Hunter Taubman Fischer & Li LLC

950 Third Avenue, 19th Floor

New York, NY 10022

Attention: Ying Li

If to the Placement Agent:

FT Global Capital, Inc.

1688 Meridian Avenue, Suite 700

Miami Beach, FL 33139

786-220-6129 (Office)

786-655-8201 (Fax)

Attention: President, CEO

Any party hereto may change the address for receipt of communications by giving written notice to the others.

22.	Miscellaneous.

This Agreement constitutes the entire agreement of FT Global and the Company, and supersedes any prior agreements, with respect to the subject matter hereof. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect, and the remainder of this Agreement shall remain in full force and effect.

23.	Successors.

This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 9 hereof, and to their respective successors, and personal representatives, and, except as set forth in Section 9 of this Agreement, no other person will have any right or obligation hereunder.

[SIGNATURE PAGE TO FOLLOW]

PLACEMENT AGENCY AGREEMENT – SIGNATURE PAGE

In acknowledgment that the foregoing correctly sets forth the understanding reached by FT Global and the Company, and intending to be legally bound, please sign in the space provided below, whereupon this letter shall constitute a binding agreement as of the date executed.

Very truly yours,

E-POWER INC.

By:	/s/ Haiping Hu
	Name:	Haiping Hu
	Title:	CEO

Confirmed as of the date first written above:

FT GLOBAL CAPITAL, INC.

By:	/s/ Patrick Ko
	Name:	Patrick Ko
	Title:	President, CEO

SCHEDULE I

Issuer General Use Free Writing Prospectuses

None.